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                                                                  EXHIBIT 10(FF)

                             THIRD AMENDMENT TO THE
                          REINSURANCE POOLING AGREEMENT
                           AMENDED AND RESTATED AS OF
                                 JANUARY 1, 2000


This Third Amendment (this "Third Amendment") to the Reinsurance Pooling Agreement, Amended and Restated as of January 1, 2000 as heretofore amended (the "2000 Pooling Agreement") by and among State Automobile Mutual Insurance Company ("State Auto Mutual"), State Auto Property and Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank"), Midwest Security Insurance Company ("Midwest"), Farmers Casualty Insurance Company ("Farmers Casualty") and State Auto Insurance Company ("State Auto IC") (collectively, the "Pooled Companies") is made this 24th day of October 2001, but is effective as of 12:01 am Columbus, Ohio time October 1, 2001.


                             BACKGROUND INFORMATION
                             ----------------------

Meridian Mutual Insurance Company ("Meridian Mutual") entered into an Agreement to Merge dated October 25, 2000, (the "Merger Agreement") with State Auto Mutual pursuant to which Meridian Mutual merged with and into State Auto Mutual, with State Auto Mutual being the surviving corporation resulting from the merger (the "Merger").

The Merger was effective June 1, 2001 and it affected the business operations of the parties to the 2000 Pooling Agreement as of July 1, 2001, as a result of the Second Amendment thereto.

The purpose of this Third Amendment is to amend the Respective Percentage (as defined in the 2000 Pooling Agreement) of certain parties to the 2000 Pooling Agreement and to amend the definitions of "Net Liabilities" and "Net Premiums" therein.


                             STATEMENT OF AGREEMENT
                             ----------------------

       In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the Pooled Companies agree to amend the 2000 Pooling Agreement as follows:

       1. Capitalized terms used in this Third Amendment (including the Background Information) which are not otherwise defined herein shall be defined as in the 2000 Pooling Agreement, and those definitions shall apply in this Third Amendment.

       2. Section 1 a. of the 2000 Pooling Agreement is hereby amended by the addition of the following:

          It is understood and agreed that "Net Liabilities" excludes any amounts received or receivable under that certain Stop Loss Reinsurance Agreement dated October 1, 2001 among State Auto Mutual, State Auto P&C, Farmers Casualty, Milbank, and State Auto IC (the "Stop Loss Agreement") from any party to the Stop Loss Agreement.



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       3. Section 1 b. of the 2000 Pooling Agreement is hereby amended by the addition of the following:

          "Net Premiums" excludes any amounts received or receivable under the Stop Loss Agreement by any party to the Stop Loss Agreement.

       4. Section 1c. of the 2000 Pooling Agreement is hereby amended in its entirety to read as follows:

                "Respective Percentage" shall be
                      As to State Auto IC         1%
                      As to Farmers Casualty      3%
                      As to Midwest Security      1%
                      As to Milbank              17%
                      As to State Auto P&C       59%
                      As to State Auto Mutual    19%

       5. The Third Amendment is effective as of 12:01 am Columbus, Ohio time October 1, 2001, provided that Amendment No. 2 to the Management and Operations Agreement dated January 1, 2000 by and among the parties hereto, and the Stop Loss Agreement has become effective concurrently with the effective date and time of this Third Amendment. If such Amendment No. 2 or the Stop Loss Agreement does not become concurrently effective as of October 1, 2001 at 12:01 am, Columbus, Ohio time, then this Third Amendment shall be deemed null and void and shall not be deemed to have amended the 2000 Pooling Agreement in any manner whatsoever. This Third Amendment shall terminate when the 2000 Pooling Agreement terminates, absent the earlier termination hereof by the written consent of all parties hereto.

       Except as expressly amended hereby, the 2000 Pooling Agreement shall continue in full force and effect for the balance of the term thereof.

       IN WITNESS WHEREOF, by their signatures hereon the parties hereto hereby agree to the foregoing Third Amendment as of the foregoing effective date and time.


State Automobile Mutual Insurance Company


By: /s/ Steven J. Johnston
    ----------------------------------------------
    Steven J. Johnston, Senior Vice President



State Auto Property and Casualty Insurance Company


By: /s/ Steven J. Johnston
    ----------------------------------------------
    Steven J. Johnston, Senior Vice President



Milbank Insurance Company



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By: /s/ Steven J. Johnston
    ----------------------------------------------
    Steven J. Johnston, Senior Vice President



Midwest Security Insurance Company


By: /s/ Steven J. Johnston
    ----------------------------------------------
    Steven J. Johnston, Senior Vice President



Farmers Casualty Insurance Company


By: /s/ Steven J. Johnston
    ----------------------------------------------
    Steven J. Johnston, Senior Vice President



State Auto Insurance Company


By: /s/ Steven J. Johnston
    ----------------------------------------------
    Steven J. Johnston, Senior Vice President



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